Exhibit 99.1

Sun Communities Announces Agreement Relating To SEC Investigation

          SOUTHFIELD, Mich., Feb. 13 /PRNewswire-FirstCall/ -- Sun Communities, Inc. (NYSE: SUI) announced today that it has reached an agreement with the Staff of the U.S. Securities and Exchange Commission (the “Commission”) concerning resolution of the Commission’s inquiry, which the Company previously disclosed, regarding the Company’s financial statements for 2000, 2001 and 2002.  More specifically, the Company has made a formal Offer of Settlement, and the Staff has agreed to recommend to the Commission that it accept this Offer.  The Commission has not yet reviewed the Staff’s proposed action or reviewed or acted on the Company’s Offer.

          In press releases issued on July 19, 2005, and September 14, 2005, the Company described the “Wells Notices” that had been received from the Commission by the Company, two of its officers, and its former controller.

          The terms of the Offer provide for the issuance of an administrative Order by the Commission that would require that the Company cease and desist from violations of certain non intent-based provisions of the federal securities laws, without admitting or denying any such violations.  The Order would further require that the Company employ an independent consultant to evaluate the Company’s internal controls and financial reporting procedures as they relate to the Company’s accounting for its interest in SunChamp LLC.  The Company would not pay any monetary penalties, nor would the terms of the Order require the Company to restate any of its prior financial statements.

          Final resolution of these matters is subject to the approval of the Commission.  It is possible that the Offer described above may be rejected by the Commission.

          The Offer described above relates only to the Company, and does not address any inquiries relating to the three Company employees that received Wells Notices.

          Sun Communities, Inc. is a real estate investment trust (REIT) that currently owns and operates a portfolio of 136 communities comprising approximately 47,600 developed sites and over 6,900 sites suitable for development, mainly in the Midwest and Southeast United States.

          FORWARD-LOOKING STATEMENTS

          This press release contains various “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. The words “will,” “may,” “could,” “expect,” “anticipate,” “believes,” “intends,” “should,” “plans,” “estimates,” “approximate” and similar expressions identify these forward-looking statements. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this press release. These risks and uncertainties may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include the ability of manufactured home buyers to obtain financing, the level of repossessions by manufactured home lenders, the possibility that the Commission will not approve, or will materially modify, the Offer described in this press release, and those risks and uncertainties referenced under the headings entitled “Factors That May Affect Future Results” or “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date hereof and the Company expressly disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in the Company’s expectations of future events.

          For more information about Sun Communities, Inc., visit our website at http://www.suncommunities.com .

SOURCE  Sun Communities, Inc.
          -0-                                                       02/13/2006
          /CONTACT:  Carol Petersen, Vice President Investor Relations of Sun Communities, Inc., +1-248-208-2500/
          /Web site:   http://www.suncommunities.com /
          (SUI)